UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2025

CARLYLE SECURED LENDING III

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01410	86-6498423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On January 3, 2025, Carlyle Secured Lending III, a Delaware statutory trust (“CSL III”), together with the other parties to the Agreement and Plan of Merger, dated as of August 2, 2024 (the “Merger Agreement”), with Carlyle Secured Lending, Inc., a Maryland corporation (“CGBD”), Blue Fox Merger Sub, Inc., a Maryland corporation and wholly-owned subsidiary of CGBD (“Merger Sub”), CSL III Advisor, LLC, a Delaware limited liability company and investment adviser to CSL III (“CSL III Advisor”), and Carlyle Global Credit Investment Management, L.L.C., a Delaware limited liability company and investment adviser to CGBD (“CGCIM,” together with CSL III Advisor, the “Advisors”), entered into an amendment (the “Amendment”) to the Merger Agreement. Capitalized terms not defined herein shall have the meaning ascribed to them in the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by CSL III with the Securities and Exchange Commission (the “SEC”) on August 5, 2024, and is incorporated herein by reference.

Under the Amendment:

•

If the closing of the Mergers occurs, CGCIM and/or CSL III Advisor will bear the fees and expenses incurred by any party in connection with or related to the Merger Agreement and the transactions contemplated thereby (“transaction costs”) allocated to CGBD and CSL III respectively, in a mutually agreeable manner, up to an aggregate amount equal to $5 million; provided that, each of CGBD and CSL III will pay its pro rata share of the transaction costs in excess of the portion of the $5 million applicable to it, if any, allocated based upon the relative net assets of CGBD and CSL III, respectively, as of the date on which the Exchange Ratio is determined;

•

If the closing of the Mergers does not occur because the requisite approval of CGBD stockholders was not obtained and thereafter the Merger Agreement is terminated, (x) CSL III Advisor will bear CSL III’s pro rata share of the aggregate transaction costs allocated based upon the relative net assets of CGBD and CSL III as of the most recent quarter-end preceding the date of such termination, up to an aggregate amount equal to $2.5 million, provided that CSL III will bear any transaction costs allocated to it that exceed $2.5 million, and (y) CGBD will bear all of its pro rata share of the aggregate transaction costs allocated based upon the relative net assets of CGBD and CSL III as of the most recent quarter-end preceding the date of such termination);

•

If the closing of the Mergers does not occur for any other reason and thereafter the Merger Agreement is terminated, CGCIM and/or CSL III Advisor will bear 50% of the aggregate transaction costs, up to an aggregate amount equal to $2.5 million; provided that, each of CGBD and CSL III will pay its pro rata share of the transaction costs in excess of the portion of the $2.5 million applicable to it, if any, allocated based upon the relative net assets of CGBD and CSL III, respectively, as of the most recent quarter-end preceding the date of such termination.

The Amendment was unanimously approved by the board of trustees of CSL III, including the members of a special committee comprised solely of certain independent trustees of CSL III.

Other than as expressly modified by the Amendment, the Merger Agreement remains in full force and effect. The foregoing summary description of the Amendment is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they are not historical facts, but instead relate to future events or the future performance or financial condition of CSL III, CGBD or the Mergers. The forward-looking statements may include statements as to: future operating results of CSL III and CGBD and distribution projections; business prospects of CSL III and CGBD and the prospects of their portfolio companies; and the impact of the investments that CSL III and CGBD expect to make. In addition, words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts,” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of CGBD stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of CSL III and CGBD or the economy generally due to terrorism, war or other geopolitical conflict (including the uncertainty surrounding Russia’s military invasion of Ukraine and the impact of geopolitical tensions in other regions such as the Middle East, and developing tensions between China and the United States); (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in CSL III’s and CGBD’s operating areas, particularly with respect to business development companies or regulated investment companies; and (xiii) other considerations that may be disclosed from time to time in CSL III’s and CGBD’s publicly disseminated documents and filings. CSL III and CGBD have based the forward-looking statements included in this Current Report on Form 8-K on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although CSL III and CGBD undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that CSL III and CGBD have filed or in the future may file with the SEC, including the Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the Mergers, CGBD has filed a registration statement on Form N-14 (the “Registration Statement”) with the SEC, which includes a preliminary information statement (the “Information Statement”) of CSL III, a preliminary proxy statement of CGBD (the “Proxy Statement”) and a preliminary prospectus of CGBD (the “Prospectus”). Once the Registration Statement is effective, the Proxy Statement, Information Statement and Prospectus will be distributed to shareholders of CSL III and stockholders of CGBD, as applicable. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS OF CSL III AND STOCKHODLERS OF CGBD ARE URGED TO READ THE PROXY STATEMENT, THE INFORMATION STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSL III, CGBD, THE MERGERS AND RELATED MATTERS.

Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website at http://www.sec.gov or, for documents filed by CGBD, from CGBD’s website at https://www.carlylesecuredlending.com/.

Participants in the Solicitation

CSL III, its trustees, certain of its executive officers and certain employees and officers of CSL III Advisor and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the trustees and executive officers of CSL III is set forth in its annual report on Form 10-K, which was filed with the SEC on March 12, 2024. CGBD, its directors, certain of its executive officers and certain employees and officers of CGCIM and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the directors and executive officers of CGBD is set forth in its proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CGBD stockholders in connection with the Mergers will be contained in the Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report on Form 8-K is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in CSL III, CGBD or in any fund or other investment vehicle managed by the Advisors or any of their respective affiliates.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

2.1	Amendment to the Agreement and Plan of Merger among Carlyle Secured Lending III, Carlyle Secured Lending, Inc., Blue Fox Merger Sub, Inc., CSL III Advisor, LLC and Carlyle Global Credit Investment Management L.L.C., dated as of January 3, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Secured Lending III

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Chief Compliance Officer and Secretary

Date: January 3, 2025